                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                                   ----------


              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                   ----------

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Howard S. Leight & Associates, Inc.


We have audited the accompanying consolidated balance sheets of Howard S. Leight & Associates, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Howard S. Leight & Associates, Inc. and subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.


San Diego, California
February 9, 1998

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                                 (IN THOUSANDS)

                                   ----------

                                                                               1997            1996
                                                                               ----            ----
                                     ASSETS
Current assets:
     Cash and cash equivalents                                              $ 3,659          $ 3,000
     Accounts receivable trade, net of  $50 allowance for bad debt
         in both 1997 and 1996                                                4,299            3,914
     Inventories                                                              4,112            5,339
     Prepaid expenses and other current assets                                  459              328
                                                                            -------          -------

               Total current assets                                          12,529           12,581

Restricted cash and investments                                                  68              837
Property, plant and equipment, net                                            9,748           10,207
Other noncurrent assets                                                         289              373
                                                                            -------          -------

               Total assets                                                 $22,634          $23,998
                                                                            =======          =======

                      LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
     Accounts payable                                                       $ 1,216          $ 2,783
     Accrued expenses                                                         2,371            1,446
     Due to related parties, net                                                 42              218
     Current portion of long-term debt                                          760            1,266
                                                                            -------          -------

               Total current liabilities                                      4,389            5,713

Long-term debt, net of current portion                                        5,052            7,400
Other liabilities                                                               168               31
                                                                            -------          -------

               Total liabilities                                              9,609           13,144
                                                                            -------          -------

Shareholder's equity:
     Common stock, $500 stated value; 500 shares
         authorized, 110 shares issued and outstanding                           55               55
     Retained earnings                                                       12,970           10,799
                                                                            -------          -------

               Total shareholder's equity                                    13,025           10,854
                                                                            -------          -------

               Total liabilities and shareholder's equity                   $22,634          $23,998
                                                                            =======          =======

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

                                   ----------

                                                                                       1997           1996            1995
                                                                                       ----           ----            ----

Net sales                                                                            $46,493         $37,617         $32,015
Cost of goods sold                                                                    19,694          16,689          15,439
                                                                                     -------         -------         -------
               Gross profit                                                           26,799          20,928          16,576

Selling and shipping expenses                                                          7,051           4,969           4,315
General and administrative expenses                                                    9,321           7,609           6,194
                                                                                     -------         -------         -------
               Income from operations                                                 10,427           8,350           6,067

Other income (expense):
     Interest expense, net of interest income                                           (302)           (328)            (31)
     Other income (expense)                                                              (43)             83               -
     Loss on disposal of assets                                                            -               -             (92)
                                                                                     -------         -------         -------
               Income from continuing operations before
               provision for income taxes                                             10,082           8,105           5,944

Provision for income taxes                                                                70             151              56
                                                                                     -------         -------         -------
               Income from continuing operations                                      10,012           7,954           5,888

Discontinued operations (Note 12):
     Lossfrom operations of discontinued segment, less applicable income taxes of $7, $34 and $7 for 1997,
         1996 and 1995, respectively                                                     452           2,232             464
     Loss on disposition, less applicable income taxes of $20                            718               -               -
                                                                                     -------         -------         -------
               Net income                                                            $ 8,842         $ 5,722         $ 5,424
                                                                                     =======         =======         =======




                   The accompanying notes are an integral part
                   of these consolidated financial statements.
                                       3

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

                                   ----------

                                            COMMON STOCK
                                        ---------------------          RETAINED
                                        SHARES         AMOUNT          EARNINGS              TOTAL
                                        ------         ------          --------              -----
Balance, December 31, 1994               110            $55            $ 8,270              $ 8,325

Net income                                 -              -              5,424                5,424

Distributions to shareholder                                            (3,886)              (3,886)
                                         ---            ---            -------              -------

Balance, December 31, 1995               110             55              9,808                9,863

Net income                                 -              -              5,722                5,722

Distributions to shareholder               -              -             (4,731)              (4,731)
                                         ---            ---            -------              -------

Balance, December 31, 1996               110             55             10,799               10,854

Net income                                 -              -              8,842                8,842

Distributions to shareholder               -              -             (6,671)              (6,671)
                                         ---            ---            -------              -------

Balance, December 31, 1997               110            $55            $12,970              $13,025
                                         ===            ===            =======              =======



                   The accompanying notes are an integral part
                   of these consolidated financial statements.
                                        4

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

                                                                               1997           1996           1995
                                                                               ----           ----           ----
Cash flows from operating activities:
    Net income                                                              $ 8,842        $ 5,722        $ 5,424
    Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                              777          1,044            877
     Loss on disposal of assets                                                   -              -             92
     Write-down of goodwill                                                       -          1,362              -
     Loss on disposition of discontinued operations                             718              -              -
     Changes in assets and liabilities, net of effect of acquisition:
       Accounts receivable trade, net                                          (556)          (640)           840
       Inventories                                                              648            258         (1,846)
       Prepaid expenses and other current assets                                131             73           (191)
       Other assets                                                            (460)           (82)            16
       Accounts payable                                                      (1,489)         1,150           (422)
       Accrued expenses                                                      (1,963)            64            531
       Due to related parties, net                                             (176)           392           (484)
       Other liabilities                                                      3,262            (46)          (216)
                                                                            -------        -------        -------
         Net cash provided by operating activities                            9,734          9,297          4,621
                                                                            -------        -------        -------

Cash flows from investing activities:
    Restricted cash and investments                                             769          4,438         (5,275)
    Purchases of property, plant and equipment                                 (810)        (5,839)        (4,043)
    Proceeds from sale of land                                                  510              -              -
    Acquisition of business, net of cash acquired                                 -              -           (427)
                                                                            -------        -------        -------
         Net cash provided (used) by investing activities                       469         (1,401)        (9,745)
                                                                            -------        -------        -------
Cash flows from financing activities:
    Proceeds from issue of long-term debt                                         -              -          9,278
    Proceeds from line of credit                                                  -            594              -
    Proceeds from shareholder                                                     -              -             60
    Payments from related party                                                   -              -           (491)
    Payments on long-term debt                                               (2,809)        (2,065)             -
    Payments on line of credit                                                  (64)          (530)             -
    Principal payments on capital lease                                           -              -            (11)
    Principal payments on notes payable to shareholder                            -            (14)            12
    Distributions to shareholder                                             (6,671)        (4,731)        (3,886)
                                                                            -------        -------        -------
         Net cash used in financing activities                               (9,544)        (6,746)         4,962
                                                                            -------        -------        -------
         Net increase in cash and cash equivalents                              659          1,150           (162)

Cash and cash equivalents, beginning of year                                  3,000          1,850          2,012
                                                                            -------        -------        -------
Cash and cash equivalents, end of year                                      $ 3,659        $ 3,000        $ 1,850
                                                                            =======        =======        =======

Cash payments during the year for:
    Income taxes                                                            $    73        $    86        $   151
    Interest                                                                    334            461            257

Noncash transaction:
    Refinance of line of credit                                             $   227          $   -         $    -

                      HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                   ----------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION AND BASIS OF PRESENTATION

     Howard S. Leight & Associates, Inc. is a California corporation doing business as Howard Leight Industries (the "Company"). The Company specializes in the manufacturing of hearing protection devices which it sells to distributors, primarily in the United States.

     The accompanying consolidated financial statements include operations of Howard Leight de Mexico, S.A. de C.V., Howard Leight GmbH and Howard Leight GmbH and Company OHG, in each of which the Company owns a 75% interest. Howard S. Leight, the sole shareholder of the Company, owns the minority interest in Howard Leight de Mexico, S.A. de C.V. Howard S. Leight and other officers of the corporation own the minority interest in Howard Leight GmbH and Howard Leight GmbH and Company Optac OHG.

     PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

     REVENUE RECOGNITION

     The Company recognizes revenue when the product is shipped to customers.

     CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Investments are stated at market value.

     RESTRICTED CASH AND INVESTMENTS

     Restricted cash and investments represent the unexpended portion of the proceeds of Industrial Development Revenue Bonds and consist of cash and short-term investments held in trust. These amounts are restricted pursuant to the terms of the bond indenture agreement for the costs of acquisition, construction and installation of the Company's hearing protection devices manufacturing facility and related machinery and equipment.

     These funds are invested in highly liquid interest bearing deposits and U.S. Treasury bills, having maturities of six months or less, and are carried at cost, which approximates market.

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     INVENTORIES

     Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out ("FIFO") method.

     PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment is carried at cost and is being depreciated principally on a straight-line basis over the estimated useful lives of the assets which generally range from 20 to 40 years for buildings and improvements and from 3 to 7 years for machinery and equipment. Depreciation expense was $777,000, $977,000 and $877,000 in 1997, 1996 and
     1995, respectively. Repairs and maintenance costs are charged against income, while renewals and betterments are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in income.

     GOODWILL

     Goodwill represents the excess of the purchase price over the fair value of the net assets of acquired companies.

     Goodwill incurred with the purchase of OPTAC of $1,362,000 was written off in fiscal 1996 based on an undiscounted cash flow analysis.

     INCOME TAXES

     Effective July 1, 1990, the Company elected, and the Internal Revenue Service ("IRS") consented, to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this election, the Company does not pay federal income tax on its taxable income. Instead, the Company's taxable income or loss will be reported by the shareholder for federal income tax purposes.

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     Also under this election, the state corporate income tax rate is reduced to 1.5% for 1997, 1996 and 1995, and the Company's income or loss after this tax will be reported by the shareholder for state income tax purposes.

     FOREIGN CURRENCY TRANSLATION

     All assets and liabilities in the balance sheets of foreign subsidiaries whose functional currency is other than the U.S. dollar are translated at year-end exchange rates. Related revenues and expenses are translated at average exchange rates in effect during the period. Foreign currency translation gains and losses are not material and are included in determining net income.

     CONCENTRATION OF CREDIT RISK

     Financial instruments which potentially expose the Company to concentration of credit risk consist primarily of cash and cash equivalents and trade receivables. The Company currently maintains substantially all of its day-to-day operating cash balances with major financial institutions. At times, cash balances may be in excess of Federal Depository Insurance Corporation ("FDIC") insurance limits.

     Concentration of credit risk with respect to trade receivables is limited as a large number of geographically diverse customers make up the Company's customer base, thus spreading the trade credit risk. The Company controls credit risk through credit approvals, credit limits and monitoring procedures. The Company performs in-depth credit evaluations for all new customers. Bad debt expense has not been material.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions for the reporting period and as of the financial statement date. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     RECLASSIFICATION

     Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


2.   INVENTORIES:

     Inventories at December 31, 1997 and 1996 consist of the following:

                             1997             1996
                             ----             ----
                                (IN THOUSANDS)
Finished goods             $1,358            $2,688
Work-in-process               268               231
Raw materials               2,486             2,420
                           ------            ------

                           $4,112            $5,339
                           ======            ======


3.   PROPERTY, PLANT AND EQUIPMENT:

     Property, plant and equipment at December 31, 1997 and 1996 consists of:

                                                            1997                 1996
                                                            ----                 ----
                                                                 (IN THOUSANDS)
Land                                                      $   960              $ 1,470
Building                                                    5,241                5,241
Plant machinery and equipment                               5,179                4,732
Office furniture and fixtures                               1,370                1,290
Leasehold improvements                                        100                  106
Construction in progress                                      269                    -
                                                          -------              -------

                                                           13,119               12,839
Less accumulated depreciation and amortization             (3,371)              (2,632)
                                                          -------              -------

                                                          $ 9,748              $10,207
                                                          =======              =======


     Financial Accounting Standards Board Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of ("SFAS 121"), requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management believes that the carrying amount of plant assets is recoverable based on current cash flows projections. Such projections are predicated on currently supportable estimates and assumptions. The cash flows that the Company will ultimately realize could differ materially from the projected amounts.


Continued                              9

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------

4.   NOTES PAYABLE:

     Long-term debt consists of the following at December 31, 1997 and 1996 (in thousands):

                                                                                       1997            1996
                                                                                       ----            ----

     Industrial Development Revenue Bonds, interest is variable (4.5% and 4.2%
     at December 31, 1997 and 1996, respectively), paid monthly, principal due in full on June 30, 2020. Yearly payments subject to sinking fund requirements commencing July 1, 1995. Bonds are collateralized by bank letter of credit, face amount of approximately $6,645,000, interest rate bank reference rate plus 0.75%, expiring July 19, 2002 and collateralized
     by a first trust deed on the property.                                           $5,585           $6,130

     Note payable to bank denominated in German marks, due in full August 31,
     2000, interest rate 5.625% at December 31, 1996, paid in 1997.                       --            2,472

     Line of credit                                                                      227               64
                                                                                      ------           ------

                                                                                       5,812            8,666
     Less portion due within one year                                                   (760)          (1,266)
                                                                                      ------           ------

                                                                                      $5,052           $7,400
                                                                                      ======           ======

     Annual maturities of bank and other long-term debt are as follows;
              1998                                                                               $  760
              1999                                                                                  505
              2000                                                                                  505
              2001                                                                                  505
              2002                                                                                  520
              Thereafter                                                                          3,017
                                                                                                 ------
                                                                                                 $5,812
                                                                                                 ======

     Sinking fund requirements regarding the Industrial Development Revenue Bonds for the next five years are $532,000 in 1998, $505,000 in 1999, $505,000 in 2000, $505,000 in 2001 and $520,000 in 2002.



Continued                              10

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


4.   NOTES PAYABLE, CONTINUED:

     The terms of certain financing agreements contain, among other things, provisions and affirmative covenants, requirements for maintaining a defined level of debt service coverage and financial reporting.

     Total interest expense for the years ended December 31, 1997, 1996 and 1995 was $415,000, $551,000 and $257,000, respectively.

     In 1997, the Company refinanced its line of credit with a 400,000 Deutch Mark line of credit which translates into $227,000. The full amount is outstanding at December 31, 1997.


5.   INCOME TAXES:

     The Company has a research and development tax credit carryforward available in future years in the amount of $47,000 that can only be utilized if and when the Company converts to a Subchapter C corporation as defined in the Internal Revenue Code. The possibility of the Company's conversion to a Subchapter C corporation is uncertain and, therefore, the tax benefit of the carryforward cannot be determined and has been fully reserved against. Tax expense for the years ended December 31, 1997, 1996 and 1995 consists of $-0-, $88,000 and $50,000 of state taxes and $70,000, $29,000 and $13,000 of Mexican income taxes, respectively.


Continued                              11

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


6.   COMMITMENTS AND CONTINGENCIES:

     The Company leases manufacturing space from third parties under noncancelable operating leases. Future minimum lease payments for these leases are as follows (in thousands):

         1998                    $132
         1999                     132
         2000                     132
         2001                     132
                                 ----
                                 $528
                                 ====

     Rent expense was $656,000, $999,000 and $833,000 for 1997, 1996 and 1995,
     respectively.


7.   RELATED-PARTY TRANSACTIONS:

     The Company rents equipment from Point Zero Corporation, which is wholly owned by Howard S. Leight. The equipment is rented at a monthly rate of $28,000. Rent expense related to this equipment for the years ended December 31, 1997, 1996 and 1995 was $446,000, $240,000 and $180,000,
     respectively. In addition, the Company pays maintenance costs related to the equipment rental. Maintenance expenses paid by the Company for the years ended December 31, 1997, 1996 and 1995 totaled $275,000, $204,000 and
     $247,000, respectively.

     The Company leases equipment from Howard S. Leight, the sole shareholder of Howard S. Leight & Associates, Inc., under a noncancelable operating lease which expires April 2001. Future minimum lease payments for this lease are as follows (in thousands):

         1998                    $96
         1999                     96
         2000                     96
         2001                     32
                                ----
                                $320
                                ====


Continued                              12

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


7.   RELATED-PARTY TRANSACTIONS, CONTINUED:

     The Company leased two manufacturing facilities during 1997 from Howard S. Leight. One lease ended in May 1997. A second facility was leased for ten years, beginning in November 1997. Rent expense under these leases for the years ended December 31, 1997, 1996 and 1995 was $151,000, $336,000 and
     $336,000, respectively. Future minimum lease payments for the continuing lease are as follows (in thousands):

      1998                    $  150
      1999                       150
      2000                       150
      2001                       150
      2002                       150
      Thereafter                 726
                              ------
                              $1,476
                              ======

     Howard Leight (Europe) Limited, a sister company principally owned by Howard S. Leight and established in May 1993, serves as the Company's sales and marketing agent for Europe. Commission expense was accrued by the Company for Howard Leight (Europe) Limited of $175,000, $151,000 and $131,000 for December 31, 1997, 1996 and 1995, respectively. The Company has entered into an agreement with Howard Leight (Europe) Limited to pay administrative expenses incurred in addition to commissions on sales.

     The Company pays certain expenses for and is subsequently reimbursed by Sound Protection, Inc., a company owned by the sole shareholder's brother.

     In 1996, the Company purchased $130,000 of inventory from the shareholder's brother.


Continued                              13

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


7.   RELATED-PARTY TRANSACTIONS, CONTINUED:

     DUE TO/FROM RELATED PARTIES

     The Company has receivables from (payables to) corporations which are partially or wholly-owned by Howard S. Leight, the sole shareholder, and other related parties at December 31, 1997 and 1996 as follows:

                                                     1997            1996
                                                     ----            ----
                                                        (IN THOUSANDS)
         Howard Leight International, Inc.          $   4           $   2
         Point Zero Corporation                         -            (169)
         Howard Leight (Europe) Limited              (381)            234
         Howard Leight L.L.C                           59               -
         Sound Protection, Inc.                         -             (83)
         Note payable to related party                  -            (202)
         Officer loans                                219               -
         Employee advances                             57               -
                                                    -----           -----
                                                    $ (42)          $(218)
                                                    =====           =====


8.   RESEARCH AND DEVELOPMENT:

     The Company expenses research and development costs as incurred. The Company incurred $423,000, $309,000 and $191,000 in research and development costs for the years ended December 31, 1997, 1996 and 1995, respectively.


9.   PENSION PLAN:

     In April 1994, the Company established a defined contribution plan in which employees may contribute up to 15% of their gross wages up to the IRS limit on a before-tax basis. The plan document provides that the employer will match 50% of the first 5% of such employee contributions. Effective January 1997, the Company matches 100% of the first 5% of employee contributions for all participants with six months in the plan. Effective October 1997, the Company started matching 100% of the first 5% of employee contributions for all participants. For the years ended December 31, 1997, 1996 and 1995, $124,000, $61,000 and $43,000, respectively, of expenses was recorded for the employer's matching of employee contributions.


Continued                              14

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


 9.  PENSION PLAN, CONTINUED:

     The Company also sponsors a nonqualified defined contribution plan for senior management. The plan document provides that eligible members of management can contribute up to 15% of their gross wages on a before-tax basis.


10.  ADVERTISING EXPENSES:

     The Company expenses advertising costs as incurred. For the years ended December 31, 1997, 1996 and 1995, the Company incurred $2,284,000, $1,277,000 and $1,333,000 in advertising expenses, respectively.


11.  FOREIGN OPERATIONS:

     The Company has assets in foreign countries that are used in the daily operations of the business. The assets consist mainly of inventory and fixed assets as follows (in thousands):

                                          1997             1996
                                          ----             ----
         Mexico:
              Inventory                  $1,289          $1,213
              Fixed assets, net           2,675           1,196

         United Kingdom:
              Inventory                     262             322


12.  DISCONTINUED OPERATIONS:

     In July 1997, management decided to discontinue its operations in Germany (Howard Leight GmbH and Company Optac OHG). In August 1997, the Company disposed of the remaining assets of the company. Accordingly, the Company is reporting the results of the segment as a discontinued operation for all the periods presented in the consolidated financial statements.

     Revenues generated by Howard Leight GmbH and Company Optac OHG for the years ended December 31, 1997, 1996 and 1995 were $1,518,000, $3,769,000 and $818,000, respectively.

     No assets or liabilities related to the discontinued operations remain on the balance sheet at December 31, 1997.


Continued                              15

                       HOWARD S. LEIGHT & ASSOCIATES, INC.
                                AND SUBSIDIARIES

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

                                   ----------


13.  SUBSEQUENT EVENT:

     In January 1998, the Company entered into an agreement with Bacou USA Safety, Inc. to sell substantially all of its assets for $120,000,000 in cash and certain assumed liabilities, subject to certain adjustments. The transaction is expected to close in the first quarter of 1998.








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